UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2017

RELM Wireless Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-3486297
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

   Registrant’s telephone number, including area code: (321) 984-1414

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of RELM Wireless Corporation (the “Company”) approved the 2017 Incentive Compensation Plan (the “2017 Plan”) at the Annual Meeting of Stockholders held on June 15, 2017 (the “Annual Meeting”). The 2017 Plan replaces the Company’s 2007 Incentive Compensation Plan, which was previously approved by the stockholders in 2007 (the “2007 Plan”). No new awards will be granted under the 2007 Plan.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan will be administered by the Compensation Committee of the Board of Directors and will have a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (“SARS”), restricted shares, restricted share units, or other share-based awards and cash-based awards. The 2017 Plan also authorizes the Compensation Committee to grant awards under the 2017 Plan that are intended to qualify for exemption from Section 162(m) of the Internal Revenue Code of 1986, as amended, as “qualified performance-based compensation.”

The maximum number of shares that may be issued or transferred with respect to awards under the 2017 Plan is 1,000,000 shares (including 293,337 shares available as of December 31, 2016 for issuance under the 2007 Plan), decreased by the number of shares subject to awards granted under the 2007 Plan after December 31, 2016 and prior to June 15, 2017, and increased by the number of shares covered by outstanding awards under the 2007 Plan after December 31, 2016 that are forfeited, cancelled, surrendered, settled in cash or otherwise terminated without the issuance of shares. The number of shares available for issuance under the 2017 Plan is also subject to adjustment in certain circumstances. Shares underlying awards that are settled in cash or that expire or are forfeited, cancelled, surrendered or otherwise terminated without the issuance of shares will again be available for issuance under the 2017 Plan. Shares used to pay the exercise price of stock options, repurchased by the Company with stock option proceeds, or used to pay withholding taxes upon exercise, vesting or payment of an award, will not again be available for issuance under the 2017 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2017 Plan regardless of the number of shares used to settle the SAR.

All of the shares authorized for grant under the 2017 Plan may be issued pursuant to incentive stock options. In addition, the following annual limitations apply to awards that are intended to qualify for exemption from Section 162(m) as “qualified performance-based compensation”: (i) the maximum number of shares that may be subject to stock options or SARs granted in any calendar year to any one participant is 500,000 shares, (ii) the maximum aggregate number of shares of restricted stock and shares issuable or deliverable under restricted share units and other share-based awards granted in any calendar year to any one participant is 500,000 shares, and (iii) the maximum aggregate cash compensation that can be paid pursuant to cash-based awards or other share-based awards granted in any calendar year to any one participant is (a) $5,000,000 with respect to any 12-month performance period (pro-rated for any performance period of less than 12 months) or (b) with respect to any performance period of more than 12 months, $5,000,000 multiplied by the number of full 12-month periods in the applicable performance period.

The 2017 Plan also provides that the aggregate grant date fair value (determined as of the applicable date(s) of grant in accordance with applicable financial accounting rules) of all awards granted to any non-employee director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

A summary of the 2017 Plan is included in Proposal Five of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2017 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the 2017 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2017 Plan, a copy of which has been filed as an exhibit to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 15, 2017, and is incorporated herein by reference.

The Compensation Committee has also approved forms of award agreements for use in granting stock options, restricted shares and restricted stock units under the 2017 Plan. These forms have been filed as exhibits to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 15, 2017, and are incorporated herein by reference.

Item 5.07
Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders: (i) elected D. Kyle Cerminara, Lewis M. Johnson, General E. Gray Payne, Charles T. Lanktree, Ryan R.K. Turner, John W. Struble and Michael R. Dill to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (ii) ratified the appointment of Moore Stephens Lovelace, P.A. as the Company’s independent registered public accounting firm for fiscal year 2017, (iii) approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, (iv) approved, on an advisory, non-binding basis, a three-year frequency for advisory votes on the compensation of the Company’s named executive officers, and (v) approved the RELM Wireless Corporation 2017 Incentive Compensation Plan.

The voting results for each proposal were as follows:

Proposal No. 1 – Election of Directors

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	10,766,094	644,280	0
Lewis M. Johnson	11,093,711	316,663	0
General E. Gray Payne	11,348,179	62,195	0
Charles T. Lanktree	11,181,217	229,157	0
Ryan R.K. Turner	11,181,217	229,157	0
John W. Struble	11,181,217	229,157	0
Michael R. Dill	11,248,178	162,196	0

Proposal No. 2 – Ratification of Appointment of Moore Stephens Lovelace, P.A.

For	Against	Abstain	Broker Non-Votes
11,249,840	152,752	7,782	0

Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
11,268,590	56,959	84,825	0

Proposal No. 4 – Advisory Vote on the Frequency of Named Executive Officer Compensation

One Year Frequency	Two Year Frequency	Three Year Frequency	Abstain	Broker Non-Votes
3,427,953	72,414	7,825,341	83,824	0

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers and its previous recommendation, the Company’s Board of Directors has determined to continue to holding the advisory vote on the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2020 annual meeting of stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2023 annual meeting of stockholders.

Proposal No. 5 – Approval of the RELM Wireless Corporation 2017 Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
11,266,833	58,050	85,491	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: June 16, 2017	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer

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